As filed with the Securities and Exchange Commission on July 23, 2024

Securities Act File No. 333-______

Investment Company Act File No. 811-21309

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM N-2

_______________

[X] Registration Statement under the Securities Act of 1933

[_] Pre-Effective Amendment No.

[_] Post-Effective Amendment No.

and/or

[X] Registration Statement under the Investment Company Act of 1940

[X] Amendment No. 8

_______________________________

ADVENT CONVERTIBLE AND INCOME FUND
(Registrant’s Exact Name as Specified in Charter)

______________________________

888 Seventh Ave., 31st Floor
New York, New York 10019

(Address of Principal Executive Offices)

(212) 482-1600

(Registrant’s Telephone Number, including Area Code)

Robert J. White
888 Seventh Ave., 31st Floor
New York, New York 10019

(Name and Address of Agent for Service)
________________________________

Copies to:

Kevin T. Hardy, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

320 South Canal Street

Chicago, Illinois 60606

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

[_]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
[X]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
[_]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
[_]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[_]	When declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

[_]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[_] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

[_] This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

[_] This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
[_]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
[_]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[X]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[_]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[_]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
[_]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
[_]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Preliminary Prospectus dated July 23, 2024

BASE PROSPECTUS

$[ ]

ADVENT CONVERTIBLE AND INCOME FUND

Common Shares

Subscription Rights for Common Shares

The Fund. Advent Convertible and Income Fund (the “Fund”) is a diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective, and you could lose some or all of your investment.

Investment Strategy. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its Managed Assets in convertible securities and may invest up to 70% of its Managed Assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums. “Managed Assets” means the total assets of the Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

Offering. The Fund may offer, from time to time, up to $[ ] aggregate initial offering price of common shares of beneficial interest, par value $0.001 per share (“common shares”), and subscription rights to purchase Common Shares (“Rights,” and collectively with the common shares, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Securities.

The Fund may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Securities will identify any agents or underwriters involved in the sale of Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Investing in the Fund’s Securities involves certain risks. Shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. The Fund utilizes leverage, which is subject to numerous risks. See “Risks” beginning on page [ ] of this Prospectus and “Risks” in the Fund’s most recent Annual Report on Form N-CSR and in any of the Fund’s other filings with the Securities and Exchange Commission (“SEC”) incorporated herein by reference. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the Fund’s Securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated , 2024

Adviser. Advent Capital Management, LLC (“Advent” or the “Adviser”) serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund.

Common Shares. The Fund’s outstanding common shares are, and the common shares offered by this Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the symbol “AVK.” As of July 8, 2024, the net asset value of the Fund’s common shares was $12.28 per share and the last reported sale price for the Fund’s common shares on the NYSE was $12.00 per share, representing a discount to net asset value of 2.28%. See “Market and Net Asset Value Information.”

Distributions. The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Fund expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), and/or (iii) return of capital. Distributions paid by the Fund for any particular month may be comprised of more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be deemed a return of capital (which is in effect a partial return of the amount a Common Shareholder invested in the Fund) up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. The Fund’s distributions have historically included, and may in the future include, a significant portion of return of capital. For the fiscal year ended October 31, 2023, the Fund’s distributions were comprised of approximately 28.04% ordinary income and 71.96% return of capital. Accordingly, shareholders should not assume that the source of a distribution from the Fund is net income or profit, and the Fund’s distributions should not be used as a measure of performance or confused with yield or income. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. Common Shareholders should not assume that the source of a distribution from the Fund is net income or profit, and Common Shareholders who receive distributions that include return of capital should not assume that such return of capital is derived from the Fund’s investments.

Leverage. As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund may utilize leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may utilize leverage in the form of indebtedness in an aggregate amount up to 33 1 / 3% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, the Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. The Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

The Fund has entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time through the date hereof, with a financial institution (the “Credit Agreement”) pursuant to which the Fund may borrow up to $158 million. As of April 30, 2024, outstanding borrowings under the Credit Agreement were approximately $157 million, which represented approximately 21.5% of the Fund’s Managed Assets as of such date. In addition, as of April 30, 2024, the Fund had reverse repurchase agreements outstanding representing leverage equal to approximately 21.5% of the Fund’s Managed Assets as of such date. As of April 30, 2024, the Fund’s total financial leverage, through indebtedness under the Credit Agreement and reverse repurchase agreements, represented approximately 43.0% of the Fund’s Managed Assets.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage to the extent permitted by the SEC and/or SEC staff rules, guidance or positions.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Fund’s leveraging strategy will be successful. See “Use of Leverage” in this Prospectus and “Investment Objective, Policies and Principal Risks—Principal Risks—Leverage Risk” in the Fund’s Annual Report.

* * *

You should read this Prospectus and the documents incorporated herein by reference, which contain important information about the Fund that you should know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated , 2024, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus.

The Fund’s Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.guggenheiminvestments.com/cef/fund/avk), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 345-7999. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

TABLE OF CONTENTS

Page

ABOUT THIS PROSPECTUS	i
WHERE YOU CAN FIND MORE INFORMATION	ii
INCORPORATION BY REFERENCE	ii
PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	6
FINANCIAL HIGHLIGHTS	7
THE FUND	8
USE OF PROCEEDS	8
MARKET AND NET ASSET VALUE INFORMATION	8
INVESTMENT OBJECTIVE AND POLICIES	9
THE FUND’S INVESTMENTS	9
USE OF LEVERAGE	15
RISKS	19
MANAGEMENT OF THE FUND	20
NET ASSET VALUE	21
DISTRIBUTIONS	22
DIVIDEND REINVESTMENT PLAN	23
DESCRIPTION OF CAPITAL STRUCTURE	23
DESCRIPTION OF SUBSCRIPTION RIGHTS THAT MAY BE ISSUED	25
ANTI-TAKEOVER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS	27
CERTAIN PROVISIONS OF DELAWARE LAW, THE DECLARATION OF TRUST AND BY-LAWS	28
CLOSED-END FUND STRUCTURE	30
TAX MATTERS	31
PLAN OF DISTRIBUTION	37
SERVICING AGENT, TRANSFER AGENT, CUSTODIAN AND ADMINISTRATOR	39
LEGAL MATTERS	39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39
FISCAL YEAR END AND REPORTS TO SHAREHOLDERS	39
PRIVACY PRINCIPLES OF THE FUND	41
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	42

ABOUT THIS PROSPECTUS

This Prospectus is part of a registration statement on Form N-2 that the Fund filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this process, the Fund may offer, from time to time, up to $[ ] aggregate initial offering price of Securities in one or more offerings in amounts, at prices and on terms set forth in one or more Prospectus Supplements. The Prospectus Supplement may also add, update or change information contained in this Prospectus. You should carefully read this Prospectus and any accompanying Prospectus Supplement, together with the additional information described under the heading “Where You Can Find More Information.”

This Prospectus, any accompanying Prospectus Supplement and the Statement of Additional Information, contain (or will contain) or incorporate (or will incorporate) by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus and any accompanying Prospectus Supplement, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions, and the negative of such terms, are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by any forward looking statements. Although the Fund believes that the expectations expressed in these forward-looking statements are (or will be) reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” sections of this Prospectus and the Fund’s most recent Annual Report, which describe certain currently known risk factors that could cause actual results to differ materially from the Fund’s expectations, and, if applicable, additional risk considerations described in an accompanying Prospectus Supplement. The Fund urges you to review carefully that section for a more detailed discussion of the risks associated with an investment in the Fund’s securities. All forward-looking statements contained or incorporated by reference in this Prospectus and any accompanying Prospectus Supplement are made as of the date of this Prospectus and any accompanying Prospectus Supplement. The Fund does not intend, and undertakes no obligation, to update any forward-looking statement. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933 (the “Securities Act”).

You should rely only on the information contained or incorporated by reference in this Prospectus and any accompanying Prospectus Supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this Prospectus and any accompanying Prospectus Supplement is accurate as of any date other than the date of this Prospectus and any accompanying Prospectus Supplement. The Fund’s business, financial condition and results of operations may have changed since that date. The Fund will amend this Prospectus and any accompanying Prospectus Supplement if, during the period that this Prospectus and any accompanying Prospectus Supplement is required to be delivered, there are any subsequent material changes.

i

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this Prospectus or any accompanying Prospectus Supplement. You may request such information by calling (800) 345-7999 or by writing to Guggenheim Funds Distributors, LLC at 227 West Monroe Street, 7th Floor, Chicago, Illinois, 60606, or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s Prospectus, Statement of Additional Information and any incorporated information will also be available from the Fund’s website at www.guggenheiminvestments.com/cef/fund/avk. Information contained on the Fund’s website is not incorporated by reference into this Prospectus or any Prospectus Supplement and should not be considered to be part of this Prospectus or any Prospectus Supplement.

INCORPORATION BY REFERENCE

This Prospectus is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed by the Fund with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, and any reports and other documents subsequently filed by the Fund with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement and prior to the effectiveness of the registration statement, are incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

•	the Fund’s Statement of Additional Information, dated , 2024, filed with this Prospectus (“SAI”);
•	the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2023, filed with the SEC on December 29, 2023 (“Annual Report”);
•	the Fund’s Semi-Annual Report on Form N-CSRS for the period ended April 30, 2024, filed with the SEC on July 3, 2024 (“Semi-Annual Report”);
•	the financial highlights contained within the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2018, filed with the SEC on January 4, 2019;

ii

•	the Fund’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, filed with the SEC on August 18, 2023 (“Proxy Statement”); and
•	the Fund’s description of common shares contained in its Registration Statement on Form 8-A (File No. 001-31663) filed with the SEC on April 10, 2003.

To obtain copies of these filings, see “Where You Can Find More Information.”

iii

PROSPECTUS SUMMARY

The Fund	Advent Convertible and Income Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 18, 2003. The common shares commenced trading on the NYSE on April 29, 2003. The Fund’s principal office is located at 888 Seventh Ave., 31st Floor, New York, New York 10019, and its telephone number is (212) 482-1600.
The Offering

The Fund may offer, from time to time, up to $[ ] aggregate initial offering price of Securities, including common shares and Rights, in one or more offerings in amounts, at prices and on terms set forth in one or more Prospectus Supplements. You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Securities.

The Fund may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Securities will identify any agents or underwriters involved in the sale of Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Use of Proceeds	The Fund registered $[ ] aggregate initial offering price of Securities pursuant to the registration statement of which this Prospectus is a part. Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Securities in accordance with its investment objective and policies as stated in this Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Securities in accordance with its investment objective and policies within three months after the completion of such offering. Pending the full investment of the proceeds of an offering, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments, which have returns substantially lower than those the Fund anticipates earning once it has fully invested the proceeds of an offering in accordance with its investment objective. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to common shareholders.
Investment Objective and Policies
Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its Managed Assets in convertible securities and may invest up to 70% of its Managed Assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

See “Investment Objective and Policies” and “The Fund’s Investments” in this Prospectus.

Risks	See “Risks” in this Prospectus and the information contained under the heading “Investment Objective, Policies and Principal Risks—Principal Risks” in the Fund’s Annual Report. Investors should consider the specific risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of your entire investment. A Prospectus Supplement relating to an offering of the Fund’s securities may identify additional risk associated with such offering.
Use of Leverage

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund may utilize leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Fund may utilize leverage in the form of indebtedness in an aggregate amount up to 33 1 / 3% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, the Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. The Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions.

The Fund has entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time through the date hereof, with a financial institution (the “Credit Agreement”) pursuant to which the Fund may borrow up to $158 million. As of April 30, 2024, outstanding borrowings under the Credit Agreement were approximately $157 million, which represented approximately 21.5% of the Fund’s Managed Assets as of such date. In addition, as of April 30, 2024, the Fund had reverse repurchase agreements outstanding representing leverage equal to approximately 21.5% of the Fund’s Managed Assets as of such date. As of April 30, 2024, the Fund’s total financial leverage, through indebtedness under the Credit Agreement and reverse repurchase agreements, represented approximately 43.0% of the Fund’s Managed Assets.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage to the extent permitted by the SEC and/or SEC staff rules, guidance or positions.

The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Fund’s leveraging strategy will be successful. See “Use of Leverage” in this Prospectus and “Investment Objective, Policies and Principal Risks—Principal Risks—Leverage Risk” in the Fund’s Annual Report.

Management of the Fund

Advent is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. Advent is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return. As of May 31, 2024 Advent managed more than $7.8 billion in assets.

The Adviser receives an annual fee from the Fund based on the average value of the Fund’s Managed Assets. If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

The fee paid to the Adviser is calculated on the basis of the Fund’s Managed Assets, including proceeds from leverage, so the fees paid to the Adviser will be higher when leverage is utilized. The Fund bears the portion of the management fee attributable to assets purchased with the proceeds of leverage and therefore common shareholders effectively bear the entire management fee.

Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Fund expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), and/or (iii) return of capital. Distributions paid by the Fund for any particular month may be comprised of more or less than the amount of net investment income from that monthly period. As a result, all or a portion of a distribution may be deemed a return of capital (which is in effect a partial return of the amount a Common Shareholder invested in the Fund) up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis.

The Fund’s distributions have historically included, and may in the future include, a significant portion of return of capital. For the fiscal year ended October 31, 2023, the Fund’s distributions were comprised of approximately 28.04% ordinary income and 71.96% return of capital. Accordingly, shareholders should not assume that the source of a distribution from the Fund is net income or profit, and the Fund’s distributions should not be used as a measure of performance or confused with yield or income. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. Common Shareholders should not assume that the source of a distribution from the Fund is net income or profit, and Common Shareholders who receive distributions that include return of capital should not assume that such return of capital is derived from the Fund’s investments.

Alternatively, the Fund may also distribute less than its net investment income in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the Common Shares’

net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders that will provide estimated information regarding the amount and composition of the distribution. The amounts and sources of distributions reported in each notice will be estimated, are likely to change over time and are not provided for tax reporting purposes. The final determination of such amounts will be made and reported to shareholders after the end of the calendar year when the Fund determines its earnings and profits for the year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send each shareholder a Form 1099-DIV for the calendar year that will tell shareholders how to report distributions for federal income tax purposes.

The Fund’s distribution rate is not constant and the amount of distributions, when and if declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.

See “Distributions” in this Prospectus.

Listing and Symbol	The Fund’s currently outstanding common shares are, and common shares offered by this Prospectus will be, listed on the NYSE under the symbol “AVK.”
Anti-Takeover Provisions in the Fund’s Governing Documents

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. See “Anti-Takeover Provisions in the Fund’s Governing Documents” in this Prospectus.

In addition, as a Delaware statutory trust, the Fund is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”). The Control Share Statute provides that an acquirer of shares above a series of voting power thresholds has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders. See “Certain Provisions of Delaware Law, the Declaration of Trust and By-Laws—Delaware Control Share Statute.

Tax Matters	The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). See “Tax Matters.”

Administrator	MUFG Investor Services (US), LLC serves as the Fund’s Administrator. Pursuant to an administration agreement with the Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Fund.
Servicing Agent	Guggenheim Funds Distributors, LLC acts as servicing agent to the Fund. The Servicing Agent is located at 227 West Monroe Street, Chicago, IL 60606. Pursuant to a servicing agreement with the Fund, the Servicing Agent provides the Fund a variety of services, including (i) replying to requests for information concerning the Fund from shareholders or prospective shareholders, brokers or the public; (ii) aiding in the secondary market support of the Fund through regular written and oral communications with the Fund’s NYSE designated market maker, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information; (iii) coordinating and overseeing activities of the Fund’s administrator; (iv) developing and maintaining a website for the Fund and (v) overseeing, in consultation with, and as agreed by, Advent matters relating to the conduct and administration of meetings of the Board of Trustees and committees thereof.
Custodian	All securities owned by the Fund and all cash, including proceeds from the sale of securities in the Fund’s investment portfolio, are held by The Bank of New York Mellon, as custodian (the “Custodian”). The Custodian is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons.
Transfer Agent	Computershare Trust Company, N.A. serves as the Fund’s transfer agent.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of April 30, 2024 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a common shareholder, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales load paid by common shareholders (as a percentage of offering price)	--%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	--%(1)
Dividend Reinvestment Plan fees	None(2)

As a Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fees(3)	0.95%
Interest Expense(4)	4.21%
Other Expenses(5)	0.83%
Total annual expenses	5.99%
____________
(1)	If common shares are sold to or through underwriters, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)	Common shareholders will incur brokerage charges if they direct Computershare Trust Company, N.A., as Plan Agent for the common shareholders, to sell their common shares held in a dividend reinvestment account.
(3)	The Fund pays the Adviser an annual management fee, payable monthly in arrears, in an amount equal to 0.54% of the Fund’s average daily Managed Assets. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. The contractual management fee rate of 0.54% of the Fund’s Managed Assets represents an effective management fee rate of 0.95% of net assets attributable to common shares, assuming leverage of 43.0% of the Fund’s Managed Assets (the Fund’s outstanding leverage as of April 30, 2024).
(4)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Fund’s outstanding borrowings under the Credit Agreement as of April 30, 2024, in an amount equal to 21.5% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 5.97% (the weighted average interest rate paid by the Fund during the six months ended April 30, 2024). Interest expenses on reverse repurchase agreements is based on the Fund’s outstanding reverse repurchase agreements as of April 30, 2024, representing 21.5% of the Fund’s Managed Assets at an annual interest rate cost to the Fund of 4.80% (the weighted average interest rate cost incurred by the Fund during the six months ended April 30, 2024). The actual amount of interest expense incurred by the Fund will vary over time in accordance with the amount of borrowings and reverse repurchase agreements and variations in market interest rates.
(5)	“Other Expenses” are based on estimated amounts for the six months ended April 30, 2024.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 5.99% of net assets attributable to common shares, and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value per common share. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$60	$177	$292	$570

The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented.

The financial highlights for the six-month period ended April 30, 2024 are incorporated by reference to the Fund’s Semi-Annual Report to Shareholders to the period ended April 30, 2024, as contained in the Fund’s Form N-CSRS filed with the SEC on July 3, 2024.

The financial highlights for the fiscal years ended October 31, 2023, 2022, 2021, 2020 and 2019 are incorporated by reference to the Fund’s Annual Report to shareholders for the year ended October 31, 2023, as contained in the Fund’s Form N-CSR filed with the SEC on December 29, 2023, and has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund. The report of PricewaterhouseCoopers LLP is included in the Fund’s Annual Report to shareholders for the year ended October 31, 2023, as contained in the Registrant’s Form N-CSR filed with the SEC on December 29, 2023, and is incorporated herein by reference.

The financial highlights for the fiscal years ended October 31, 2018, 2017, 2016, 2015 and 2014 are incorporated by reference to the Fund’s Annual Report to shareholders for the year ended October 31, 2018, as contained in the Registrant’s Form N-CSR filed with the SEC on January 4, 2019.

SENIOR SECURITIES

The following table sets forth information about the Fund’s outstanding senior securities as of the end of each fiscal set forth below. The information in this table for the fiscal years ended October 31, 2023, 2022, 2021, 2020 and 2019 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund. The report of PricewaterhouseCoopers LLP is included in the Fund’s Annual Report to shareholders for the year ended October 31, 2023, as contained in the Registrant’s Form N-CSR filed with the SEC on December 29, 2023, and is incorporated herein by reference.

Senior Securities Representing Indebtedness

Fiscal Year Ended	Principal Amount Outstanding(1)(2)	Asset Coverage Per $1,000 of Principal Amount

October 31, 2023	$173,000,000	$3,159
October 31, 2022	$173,000,000	$3,480
October 31, 2021	$168,000,000	$5,139
October 31, 2020	$168,000,000	$4,300
October 31, 2019	$210,000,000	$3,686
October 31, 2018	$235,000,000	$3,381
October 31, 2017	$150,000,000	$3,356
October 31, 2016	$170,000,000	$3,256
October 31, 2015	$170,000,000	$3,374
October 31, 2014	$170,000,000	$3,635

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.

(2)	For each fiscal year listed above, the Fund also had outstanding leverage through reverse repurchase agreements.

THE FUND

Advent Convertible and Income Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 18, 2003. The common shares commenced trading on the NYSE on April 29, 2003. The Fund’s principal office is located at 888 Seventh Ave., 31st Floor, New York, New York 10019, and its telephone number is (212) 482-1600.

Advent Capital Management, LLC serves as the Fund’s investment adviser and is responsible for the management of the Fund.

USE OF PROCEEDS

The Fund registered $[ ] aggregate initial offering price of Securities pursuant to the registration statement of which this Prospectus is a part. Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Securities in accordance with its investment objective and policies as stated in this Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Securities in accordance with its investment objective and policies within three months after the completion of such offering. Pending the full investment of the proceeds of an offering, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments, which have returns substantially lower than those the Fund anticipates earning once it has fully invested the proceeds of an offering in accordance with its investment objective. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to common shareholders.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding common shares are, and the common shares offered pursuant to this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE. The common shares commenced trading on the NYSE on April 29, 2003.

The Fund’s common shares have traded both at a premium and at a discount to the Fund’s net asset value per share. There can be no assurance that the common shares will trade at a premium or discount to net asset value after the offering. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s net asset value will be reduced immediately following an offering of the common shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of common shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of common shares in the secondary market. An increase in the number of common shares available for sale may result in downward pressure on the market price for common shares. See “Risks—Market Discount Risk” in the Fund’s Annual Report, which is incorporated by reference herein.

	Market Price		Corresponding Net Asset Value Per Common Share		Corresponding Premium/(Discount) as a Percentage of Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low

April 30, 2024	$12.10	$11.23	$12.59	$11.95	-3.89%	-6.03%
January 31, 2024	$11.71	$9.64	$12.39	$10.86	-5.49%	-11.23%
October 31, 2023	$11.96	$9.27	$12.79	$10.81	-6.49%	-14.25%
July 31, 2023	$11.96	$11.01	$12.89	$11.99	-7.21%	-8.17%
April 30, 2023	$13.13	$11.06	$13.60	$11.90	-3.46%	-7.06%
January 31, 2023	$12.57	$10.81	$13.23	$12.22	-4.99%	-11.54%
October 31, 2022	$14.70	$10.43	$14.15	$11.73	3.89%	-11.08%
July 31, 2022	$14.53	$11.75	$15.08	$12.38	-3.65%	-5.09%
April 30, 2022	$16.87	$14.18	$16.73	$14.99	0.84%	-5.40%
January 31, 2022	$19.39	$15.59	$20.31	$16.62	-4.53%	-6.20%

As of July 8, 2024, 34,593,769 common shares were outstanding. The last reported sales price, net asset value per share and percentage discount to net asset value per share on July 8, 2024 was $12.00, $12.28 and 2.28%, respectively. The Fund cannot predict whether its common shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

INVESTMENT OBJECTIVE AND POLICIES

The information contained under the headings “Investment Objective, Policies and Principal Risks—Investment Objective and Policies,” “About the Fund Manager—Investment Philosophy” and “About the Fund Manager—Investment Process” in the Fund’s Annual Report is incorporated herein by reference.

THE FUND’S INVESTMENTS

The Fund’s investment portfolio may consist of investments in the following types of securities. There is no guarantee that the fund will buy all of the types of securities or use all of the investment techniques that are described herein.

Convertible and Non-Convertible Securities Allocation. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its Managed Assets in convertible securities and may invest up to 70% of its Managed Assets in non-convertible income securities. The Fund may invest without limitation in convertible securities.

Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security may also be structured so that it is convertible at the option of the holder or the issuer, or subject to mandatory conversion. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

Non-Convertible Income Securities. The Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, notes, preferred stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Adviser, and (ii) common and preferred stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations that are supported by the “full faith and credit” of the U.S. government.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights.

Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Synthetic Convertible Securities. The Fund may also invest in “synthetic” convertible securities, which, for purposes of its investment policies, the Fund considers to be convertible securities. A synthetic convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security: an income producing component and a convertible component. Synthetic convertible securities differ from convertible securities whose conversion privilege may be evidenced by warrants attached to the security or acquired as part of a unit with the security. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Because the “market value” of a synthetic convertible security is the sum of the values of its income producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security. The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Covered Call Option Strategy. The Fund may use a strategy of writing (selling) covered call options on the securities held in the portfolio, thus generating option writing premiums. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to common shareholders. The Fund may write (sell) covered call options on up to 25% of the securities held in its portfolio.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

As part of its strategy, the Fund may not sell “naked” call options on individual securities, (i.e., options representing more shares of the stock than are held in the portfolio). A call option written by the Fund on a security is “covered” if the Fund owns the security or instrument underlying the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above.

Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at a specific time or times during the term of the option. These strategies may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Adviser, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser, as described above.

The Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Illiquid Securities. The Fund may invest no more than 20% of its Managed Assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

As described below, the Fund may invest a portion of its assets in privately offered convertible securities or similar instruments that may be illiquid.

Foreign Securities. The Fund may invest without limitation in foreign securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets; the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; difficulty in obtaining or enforcing a court judgment abroad; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some emerging market countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability of the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. The Fund may invest up to 20% of its Managed Assets in non-convertible equity securities.

Lower Grade Securities. The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s (“S&P”) or securities comparably rated by other rating agencies or in unrated securities determined by Advent to be of comparable quality. Lower grade securities are commonly referred to as “junk bonds.” Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities.

Prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective, and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

As a part of its investments in lower grade securities, the Fund may invest in the securities of issuers in default. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities could react in a similar fashion in the event of any future economic recession.

Preferred Stock. The Fund may invest in preferred stock. The preferred stock in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Private Securities. The Fund may invest up to 15% of its Managed Assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of the Fund’s Managed Assets in any single private security at the time of investment. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Therefore, the Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently the ICE BofAML All U.S. Convertibles Index and ICE BofAML US High Yield Total Return Index). The Fund is not required to dispose of private securities in the event that relative yields change after the time of investment. Any private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Fund makes in any given year and deploy the Fund’s overall allocation to private securities over the course of several years.

Derivative Transactions. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. See “The Fund’s Investments—Derivatives” in the Statement of Additional Information.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds. Under the 1940 Act, the Fund generally may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, pursuant to certain exemptions set forth in the 1940 Act, the Fund may invest in excess of this limitation provided that certain conditions are met. Investments in other investment companies involve operating expenses and fees at the other investment company level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by common shareholders. For purposes of the Fund’s policy of investing at least 80% of its Managed Assets in convertible securities and other income producing securities, the Fund will include the value of its investments in other investment companies that invest primarily in convertible securities and/or other income producing securities.

Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash, including money market funds.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates.

Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund’s total assets.

Portfolio Turnover Rate. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

USE OF LEVERAGE

The Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, the Fund may utilize financial leverage in the form of indebtedness in an aggregate amount up to 33 1 / 3% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, the Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance. The Fund may also invest in reverse repurchase agreements to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage to the extent permitted by the SEC and/or SEC staff rules, guidance or positions.

Borrowings

The Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. The Fund may utilize indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, a fund generally is not permitted to issue commercial paper or notes or engage in other borrowings unless, immediately after the borrowing, the fund would have asset coverage (as defined in the 1940 Act) of at least 300%, i.e., the value of the fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or other borrowings, is at least 300% of such principal amount. In addition, other than with respect to privately arranged borrowings, the Fund is not permitted to declare any cash dividend or other distribution on the common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such borrowings may require a Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the common shareholders. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances.

Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The 1940 Act grants to the holders of senior securities representing indebtedness, other than with respect to privately arranged borrowings, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements under the 1940 Act could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Credit Agreement. The Fund has entered into a senior secured credit agreement, dated December 15, 2017, as amended from time to time through the date hereof, between the Fund and Société Générale, New York Branch (the “Credit Agreement”). Under the terms of the Credit Agreement, the Fund may borrow up to the following amounts:

•	1.88% fixed rate 5-year maturity (December 15, 2025) $19,000,000
•	SOFR + 0.95% floating rate $139,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $139,000,000 floating rate loan commitment and the amount borrowed. In the event that the Fund terminates a credit agreement prior to the contractually agreed-upon date, the Fund may be charged a breakage fee by the counterparty to compensate for the early termination.

The Fund’s borrowings under the Credit Agreement are collateralized by portfolio assets. The Credit Agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than Société Générale, (ii) change its fundamental investment policies, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) of at least 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

As of April 30, 2024, there was $157 million outstanding in connection with the Credit Agreement. The average daily amount of borrowings under the credit agreement during the six months ended April 30, 2024 was $160,868,132, with a related weighted average interest rate of 5.97%. The maximum amount outstanding during the six months ended April 30, 2024 was $173,000,000.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the reverse repurchase transaction, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of reverse repurchase transactions. With respect to any reverse repurchase agreement, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

For the six months ended April 30, 2024, the average daily balance for which reverse repurchase agreements were outstanding amounted to $157,000,000 (exclusive of interest payable), with a related weighted average interest rate of 4.80%. As of April 30, 2024, there were $157,021,361 (inclusive of interest payable) in reverse repurchase agreements outstanding.

Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires registered investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk leverage limit, and (ii) adopt and implement a derivatives risk management program. The Fund has elected to treat reverse repurchase agreements as derivatives for purposes of complying with Rule 18f-4.

Preferred Shares

The Fund’s Declaration of Trust (as defined herein) provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of common shareholders.

Common shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the common shares. Issuance of preferred shares would constitute leverage and would entail special risks to the common shareholders.

Under the 1940 Act, the Fund may not issue preferred shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the preferred shares. “Senior security” generally means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the preferred shares is the amount that holders of preferred shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the common shares.

If preferred shares are outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees of the Fund will be elected by common shareholders and preferred shareholders voting together as a single class. In the unlikely event the Fund failed to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.

The Fund is not permitted to declare any dividend (except a dividend payable in common shares), or to declare any other distribution on the common shares, or to purchase any common shares, unless the preferred shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of common shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

If preferred shares are issued, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

Derivatives

The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund earmarks or segregates cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s financial leverage.

Rule 18f-4 under the 1940 Act, the Derivatives Rule, permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Fund has adopted a derivatives risk management program which includes value-at-risk modeling, stress tests, backtests, and additional disclosures to the SEC in compliance with Rule 18f-4 under the 1940 Act. The requirements of the rule and the Fund’s derivatives risk management program may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the cost of such transactions, which could adversely affect the performance of the Fund.

Effects of Leverage

Assuming that the Fund utilizes leverage representing approximately 43.0% of the Fund’s Managed Assets (the Fund’s outstanding leverage as of April 30, 2024) and that the Fund will bear expenses relating to that leverage at an average annual rate of 5.38%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 2.32% in order to cover the expenses specifically related to the Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the use of leverage representing 43.0% of the Fund’s total managed assets and the Fund’s currently projected annual leverage expense of 5.38%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(21.63)%	(12.85)%	(4.07)%	4.71%	13.49%

Common Share Total Return is composed of two elements: the common share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Fund receives on its investments is entirely offset by losses in the value of those securities.

RISKS

The information contained under the heading “Investment Objective, Policies and Principal Risks—Principal Risks” in the Fund’s Annual Report is incorporated herein by reference. Investors should consider the specific risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of your entire investment. A Prospectus Supplement relating to an offering of the Fund’s securities may identify additional risk associated with such offering.

Distribution Risk

The Fund’s net investment income can vary significantly over time; however, the Fund seeks to maintain a more stable monthly distribution per share. The distributions paid by the Fund for any particular month may be more or less than the amount of net investment income for that monthly period. The Fund may distribute more than the entire amount of the net investment income earned in a particular period, in which case all or a portion of a distribution may be a return of capital. The Fund’s distributions have historically included, and may in the future include, a significant portion of return of capital. For the fiscal year ended October 31, 2023, the Fund’s distributions were comprised of approximately 28.04% ordinary income and 71.96% return of capital. Accordingly, shareholders should not assume that the source of a distribution from the Fund is net income or profit, and the Fund’s distributions should not be used as a measure of performance or confused with yield or income.

Return of capital is the return of a portion of the shareholder’s original investment up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. In any given year, there can be no guarantee the Fund’s investment returns will exceed the amount of distributions. To the extent the amount of distributions paid to shareholders in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline, which may have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Risks Associated with Offerings of Additional Common Shares

The voting power of current common shareholders will be diluted to the extent that current common shareholders do not purchase common shares in any future offerings of common shares or do not purchase sufficient common shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per common share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Additional Risks of Rights

There are additional risks associated with an offering of Rights. Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s common shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s common shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s common shares whether or not the shareholder participates in such an offering. Such a reduction in net asset value per share may have the effect of reducing market price of the common share. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current net asset value per common share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the Rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the Rights offering. In addition to the economic dilution described above, if a common shareholder does not exercise all of their rights, the common shareholder will incur voting dilution as a result of this rights offering. This voting dilution will occur because the common shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, common shareholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

MANAGEMENT OF THE FUND

Trustees

The Fund’s business and affairs are managed under the direction of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board of Trustees consists of eight members, seven of whom are not considered “interested persons” of the Fund (as that term is defined in the 1940 Act) (the “Independent Trustees”). The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust.

The Board of Trustees, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. The Board will review, on an annual basis, the Investment Advisory Agreement to determine, among other things, whether the fees payable thereunder are reasonable in light of the services provided.

Adviser

Pursuant to an investment advisory agreement between the Fund and Advent (the “Investment Advisory Agreement”), Advent is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. Advent is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return. Advent is located at 888 Seventh Avenue, 31st Floor, New York, New York 10019. As of May 31, 2024, Advent managed approximately $7.8 billion in assets.

The Adviser receives an annual fee from the Fund based on the average value of the Fund’s Managed Assets. The annual fee will be determined as follows:

(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.

(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.

In addition, subject to the approval of the Fund’s Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Adviser. For the year ended October 31, 2023, the Adviser was not reimbursed by the Fund for these items.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Annual Report is incorporated herein by reference. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and other information is provided in the SAI.

NET ASSET VALUE

The Fund’s net asset value is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund’s net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of common shares outstanding. The result, rounded to the nearest cent, is the net asset value.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Investment Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Investment Adviser, in its role as valuation designee, utilizes a valuation committee (the “Valuation Committee”), in the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Investment Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Investment Adviser.

Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.

Commercial paper and discount notes are valued based on prices provided by independent pricing services or, if not available or if the Investment Adviser considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Commercial paper and discount notes with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, unless the Investment Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service. Commercial paper and discount notes which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Asset-back securities (“ABS”) and other structured finance securities are generally valued using a pricing service provider.

Typically, loans are valued using information provided by an independent third-party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Investment Adviser.

Exchange-traded options are valued at the closing price, or if not traded that day at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to Common Shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Fund expects that distributions paid on the Common Shares will consist primarily of (i) investment company taxable income, which includes, among other things, ordinary income, net short-term capital gain and income from certain hedging and interest rate transactions, (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), and/or (iii) return of capital.

The Fund’s net investment income can vary significantly over time; however, the Fund seeks to maintain a more stable monthly distribution per share. The distributions paid by the Fund for any particular month may be more or less than the amount of net investment income for that monthly period.

In any given year, there can be no guarantee the Fund’s investment returns will exceed the amount of distributions. The Fund may distribute more than the entire amount of the net investment income earned in a particular period, in which case all or a portion of a distribution may be a return of capital. Return of capital is the return of a portion of the shareholder’s original investment up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain, or reduce the Common Shareholder’s potential loss, on any subsequent sale or other disposition of Common Shares. The Fund’s distributions have historically included, and may in the future include, a significant portion of return of capital. For the fiscal year ended October 31, 2023, the Fund’s distributions were comprised of approximately 28.04% ordinary income and 71.96% return of capital. Accordingly, shareholders should not assume that the source of a distribution from the Fund is net income or profit, and the Fund’s distributions should not be used as a measure of performance or confused with yield or income. Although a return of capital may not be taxable, it will generally increase the common shareholder’s potential gain, or reduce the common shareholder’s potential loss, on any subsequent sale or other disposition of common shares. Common shareholders should not assume that the source of a distribution from the Fund is net income or profit, and common shareholders who receive distributions that include return of capital should not assume that such return of capital is derived from the Fund’s investments.

Alternatively, the Fund may also distribute less than its net investment income in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the Common Shares’ net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders that will provide estimated information regarding the amount and composition of the distribution. The amounts and sources of distributions reported in each notice will be estimated, are likely to change over time and are not provided for tax reporting purposes. The final determination of such amounts will be made and reported to shareholders after the end of the calendar year when the Fund determines its earnings and profits for the year. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send each shareholder a Form 1099-DIV for the calendar year that will tell shareholders how to report distributions for federal income tax purposes.

The Fund’s distribution rate is not constant and the amount of distributions, when and if declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders.

Payment of future distributions is subject to approval by the Fund’s Board of Trustees, as well as meeting the covenants of any outstanding Indebtedness or preferred shares and the asset coverage requirements of the 1940 Act.

The distributions the Fund has paid since April 30, 2024 are as follows:

Payment Date	Record Date	Distribution per Common Share
May 31, 2024	May 15, 2024	$0.117200

DIVIDEND REINVESTMENT PLAN

The information contained under the heading “Dividend Reinvestment Plan” in the Fund’s Annual Report is incorporated herein by reference.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of the state of Delaware. The following is a brief description of the terms of the common shares, indebtedness and preferred shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws (collectively, the “Governing Documents”).

Common Shares

Pursuant to the Declaration of Trust, the Fund is authorized to issue unlimited common shares, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Fund’s currently outstanding common shares are, and common shares offered by this Prospectus will be, listed on the NYSE under the symbol “AVK.”

The Fund will not issue certificates for common shares.

Issuance of Additional Common Shares. Any additional offerings of common shares will require approval by the Board of Trustees. The provisions of the 1940 Act, including Section 23(b) of the 1940 Act, generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), except, in pertinent part, (i) with the consent of a majority of its common shareholders; or (ii) in connection with an offering to the holders of one or more classes of its capital stock.

The Fund may, from time to time, seek the consent of common shareholders to permit the issuance and sale by the Fund of common shares at a price below the Fund’s then-current net asset value, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell common shares at price below net asset value in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of common shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of common shares at a price below net asset value will be disclosed in the Prospectus Supplement relating to any such offering of common shares at a price below net asset value. Until such consent of common shareholders, if any, is obtained, the Fund may not sell common shares at a price below net asset value. Because the Fund’s advisory fee is based upon average Managed Assets, the Adviser’s interest in recommending the issuance and sale of common shares at a price below net asset value may conflict with the interests of the Fund and its common shareholders.

The Fund may also issue and sell common shares at a price below the Fund’s then-current net asset value in connection with an offering to the holders of its common shares pursuant to the issuance of subscription rights. See “Description of Subscription Rights.”

Preferred Shares

The Fund’s Declaration of Trust provides that the Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the common shares.

Common shareholders have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the common shares. Issuance of preferred shares would constitute leverage and would entail special risks to the common shareholders.

Under the 1940 Act, the Fund may not issue preferred shares unless, immediately after such issuance, it has an “asset coverage” of at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). For these purposes, “asset coverage” means the ratio of (i) total assets less all liabilities and indebtedness not represented by “senior securities” to (ii) the amount of “senior securities representing indebtedness” plus the “involuntary liquidation preference” of the preferred shares. “Senior security” generally means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. “Senior security representing indebtedness” means any “senior security” other than equity shares. The “involuntary liquidation preference” of the preferred shares is the amount that holders of preferred shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the common shares.

If preferred shares are outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares, voting separately as a class. The remaining Trustees of the Fund will be elected by common shareholders and preferred shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on preferred shares for two years, preferred shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund is not permitted to declare any dividend (except a dividend payable in common shares), or to declare any other distribution on the common shares, or to purchase any common shares, unless the preferred shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of common shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

Indebtedness

The Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. The Fund may utilize indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, a fund generally is not permitted to issue commercial paper or notes or engage in other borrowings unless, immediately after the borrowing, the fund would have asset coverage (as defined in the 1940 Act) of at least 300%, i.e., the value of the fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or other borrowings, is at least 300% of such principal amount. In addition, other than with respect to privately arranged borrowings, the Fund is not permitted to declare any cash dividend or other distribution on the common shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the principal amount represented by borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such borrowings, which right will be senior to those of the common shareholders. Any such borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances.

Certain types of borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain borrowings also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The 1940 Act grants to the holders of senior securities representing indebtedness, other than with respect to privately arranged borrowings, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements under the 1940 Act could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Capitalization

The following information regarding the Fund’s authorized shares is as of April 30, 2024:

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amounts held by Fund
Common Shares	Unlimited	None	34,593,769

DESCRIPTION OF SUBSCRIPTION RIGHTS THAT MAY BE ISSUED

The Fund may issue subscription rights to holders of common shares to purchase additional common shares. Subscription rights may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of common shares, the Fund would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement or subscription certificate relating to such subscription rights and described in the Prospectus Supplement.

The Fund generally may not issue and sell common shares at a public offering price (less underwriting commissions and discounts) less than the net asset value of the Fund’s common shares (calculated within 48 hours of the pricing of such offering). However, pursuant to Section 23(b) of the 1940 Act, the Fund may issue and sell common shares at a public offering price less than the net asset value of the Fund’s common shares in connection with the issuance of subscription rights to holders of common shares to purchase additional common shares. See “Description of Capital Structure.”

The applicable Prospectus Supplement, which would accompany this Prospectus, would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

  the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);
  the title of such subscription rights;
  the exercise price for such subscription rights (or method of calculation thereof);
  the number of such subscription rights issued in respect of each share;
  the number of rights required to purchase a single share;
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
  the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
  any termination right the Fund may have in connection with such subscription rights offering;
  the expected trading market, if any, for rights; and
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or is determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement, the Fund would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Transferable Rights Offering

Subscription rights issued by the Fund may be transferrable. The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the rights offering. In a transferrable rights offering, management of the Fund will use its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights. However, there can be no assurance that a market for transferable rights will develop or, if such a market does develop, what the price of the transferable rights will be. In a transferrable rights offering to purchase common shares at a price below net asset value, the subscription ratio will not be less than 1-for-3, that is the holders of common shares of record on the record date of the rights offering will receive one right for each outstanding common share owned on the record date and the rights will entitle their holders to purchase one new common share for every three rights held (provided that any common shareholder who owns fewer than three common shares as of the record date may subscribe for one full common share). Assuming the exercise of all rights, such a rights offering would result in an approximately 33 1 / 3% increase in the Fund’s common shares outstanding.

ANTI-TAKEOVER PROVISIONS IN THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Board of Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

The Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;
•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);
•	the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or
•	the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. A “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

The Board of Trustees has determined that provisions with respect to the Board and shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See “Where You Can Find More Information.”

In addition, as a Delaware statutory trust, the Fund is subject to the Control Share Statute contained in Subchapter III of the DSTA, which became automatically applicable to listed closed-end funds, such as the Fund, upon its Effective Date of August 1, 2022. The Control Share Statute provides that an acquirer of shares above a series of voting power thresholds has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders. See “Certain Provisions of Delaware Law, the Declaration of Trust and By-Laws—Delaware Control Share Statute.”

CERTAIN PROVISIONS OF DELAWARE LAW, THE DECLARATION OF TRUST AND BY-LAWS

Classified Board of Trustees

The Board of Trustees is divided into three classes of trustees serving staggered three-year terms. Upon expiration of their current terms, Trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified or the Fund terminates, and each year one class of Trustees will be elected by the shareholders. A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Trustees will help to ensure the continuity and stability of its management and policies.

Election of Trustees

The Fund’s Declaration of Trust provides that the affirmative vote of the holders of a majority of the shares entitled to vote and present or represented by proxy will be required to elect a Trustee.

Number of Trustees; Vacancies; Removal

The Fund’s Declaration of Trust provides that the number of Trustees will be set by the Board of Trustees. The Fund’s Declaration of Trust provides that a majority of the Fund’s Trustees then in office may at any time increase or decrease the number of Trustees provided there will be at least two Trustees. The Trustees’ power of appointment is subject to Section 16(a) of the 1940 Act. Whenever a vacancy in the number of Trustees will occur, until such vacancy is filled as provided, the Trustees in office, regardless of their number, will have all the powers granted to the Trustees and will discharge all the duties imposed upon the Trustees by the Declaration of Trust.

Action by Shareholders

Shareholder action can be taken only at an annual or special meeting of shareholders or by written consent in lieu of a meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

The Fund’s By-laws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Trustees and the proposal of business to be considered by shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) by a shareholder of record who individually or in the aggregate, holds at least 3% of the shares entitled to vote, has held such shares continuously for one year, continuously holds such shares through and including the time of the annual meeting, and has complied with the advance notice procedures of the By-laws. With respect to special meetings of shareholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by the Board of Trustees or (3) by a shareholder of record who individually or in the aggregate, holds at least 3% of the shares entitled to vote, has held such shares continuously for one year, continuously holds such shares through and including the time of the annual meeting, and has complied with the advance notice procedures of the By-laws.

Calling of Special Meetings of Shareholders

The Fund’s By-laws provide that special meetings of shareholders may be called at any time by the President or the majority of Trustees of the Fund. By following certain procedures, a special meeting of shareholders will also be called by any Trustee of the Fund upon the written request of the shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Additional Provisions of the Declaration of Trust and By-Laws

The Declaration of Trust provides that there shall not be applicable to the Fund, the Fund’s trustees or the Declaration of Trust the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set out or referenced in the Declaration of Trust. Notwithstanding the foregoing, no provision of the Declaration of Trust shall limit, waive or modify the duties of the Fund’s trustees, officers, members of any advisory board, investment adviser or depositor arising under the federal securities laws.

Under the Declaration of Trust and By-Laws, and under Delaware law, the Trustees, officers, employees and certain agents of the Fund are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Fund, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Fund or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

Pursuant to the By-Laws, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer, or employee of the Trust to the Trust or its Shareholders, (iii) any action asserting a claim against the Trust or any trustee, officer, or employee of the Trust arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Declaration or these By-Laws, or (iv) any action asserting a claim against the Trust or any trustee, officer, or employee of the Trust governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware.

Delaware Control Share Statute

Because the Fund is organized as a Delaware statutory trust it is subject to the Control Share Statute contained in Subchapter III of the DSTA, which became automatically applicable to listed closed-end funds, such as the Fund, upon its Effective Date of August 1, 2022.

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	a majority or more of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of Trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of a Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by a Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. The Board of Trustees has considered the Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws and the opting in to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of state control share statutes and enforcement of statute control share statutes. The Board intends to continue to monitor developments relating to the Control Share Statute and state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company.

Repurchase of Common Shares

The Board of Trustees will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share.

Conversion to Open-End Fund

To convert the Fund to an open-end management investment company, the Declaration of Trust requires the affirmative vote of a majority of the Board of Trustees followed by the affirmative vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such action has been approved by at least 80% of the Board of Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end management investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would require at least 30 days’ prior notice to all shareholders.

In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. If the Fund were converted to an open-end management investment company, it is likely that new common shares would be sold at net asset value plus a sales load. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In the event of conversion, the Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors could incur brokerage costs in converting such securities to cash.

The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Any conversion to an open-end management investment company would require material changes to the Fund’s investment strategy, including with respect to the use of leverage and investment in illiquid securities, which may adversely impact the Fund’s ability to achieve its investment objective. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company.

TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations generally applicable to the Fund and U.S. Shareholders (as defined below) and Non-U.S. Shareholders (as defined below) that acquire common shares (collectively, the “Shareholders” that acquire “Shares”) and that hold such shares as capital assets within the meaning of the Code (generally, property held for investment). A more complete discussion of the tax rules applicable to the Fund and its Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in the Rights. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors should consult their tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of common shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of common shares that, for U.S. federal income tax purposes, is one of the following:

1.	an individual who is a citizen or resident of the United States;
2.	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
3.	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
4.	a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds common shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold common shares should consult their tax advisors.

Taxation of the Fund

The Fund has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet certain income, asset diversification and distribution requirements:

(i)	The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (a) above.
(ii)	The Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, including receivables, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders; provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) (the “Annual Distribution Requirement”). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund will either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If any such gain is retained, the Fund will be subject to U.S. federal income tax a regular corporate rates on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its Shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gain included in such Shareholder’s gross income net of the tax deemed paid by such Shareholder under clause (ii).

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year) (the “Excise Tax Avoidance Requirement”). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax in the taxable year ending within the calendar year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and such distributions will be taxable to the Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. Shareholders and (ii) for the dividends-received deduction in the case of U.S. Shareholders taxed as corporations, in each case provided that certain holding period and other requirements are met. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. The remainder of this discussion assumes that the Fund qualifies as a RIC.

Taxation of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Shareholders. The Fund intends to structure and monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC (which may adversely affect the net after-tax return to the Fund).

If the Fund acquires shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Fund. The Fund’s ability to make this election will depend on factors beyond the Fund’s control. Alternatively, the Fund can elect to mark to market at the end of each taxable year the Fund’s shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If the Fund holds directly or indirectly 10% or more of the shares in a foreign corporation that is treated as a “controlled foreign corporation” (a “CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A U.S. shareholder, for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined voting power or value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Taxation of U.S. Shareholders

Distributions. Distributions paid to U.S. Shareholders by the Fund from its net capital gains (which is the excess of net long-term capital gain over net short-term capital loss) if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long a U.S. Shareholder has held its shares. All other dividends paid to U.S. Shareholders by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

In the case of corporate U.S. Shareholders, properly reported ordinary income dividends paid by the Fund generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period requirements are satisfied by both the Fund and the corporate U.S. Shareholders. In the case of individuals, any properly reported ordinary income dividend that you receive from the Fund will generally be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain qualified foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Shares. Qualified dividend income eligible for these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. In general, you may include as qualified dividend income only that portion of the dividends that may be and are so reported by the Fund as qualified dividend income. Dividend income from PFICs and, in general, dividend income from real estate investment trusts (“REITs”) is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Due to the nature of the Fund’s investments, the Fund does not expect that a significant portion of its distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Under Treasury regulations, for taxable years beginning before January 1, 2026, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. Shareholders; provided that certain holding period and other requirements are met by the Shareholder and the Fund. There can be no assurance as to what portion, if any, of our distributions will qualify for such deduction. Subject to any future regulatory guidance to the contrary, any distribution attributable to income from the Fund’s investments in publicly traded partnerships, if any, will not qualify for the 20% deduction that could be available to a non-corporate U.S. Shareholder were the Shareholder to own such partnership interests directly.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-deferred return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain, or reducing your potential loss, on any subsequent sale or other disposition of your shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the U.S. Shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Sale of Shares. Except in the case of a redemption (the consequences of which are described in the SAI under “Tax Matters”), the sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such shares for more than one year. Any loss upon the sale or other disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income, while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

Medicare Tax. Certain U.S. Shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of Fund common shares.

Taxation of Non-U.S. Shareholders

The following discussion only applies to Non-U.S. Shareholders. A “Non-U.S. Shareholder” is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. Shareholder for U.S. federal income tax purposes. Whether an investment in Fund shares is appropriate for a Non-U.S. Shareholder will depend upon that Non-U.S. Shareholder’s particular circumstances. An investment in shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Fund shares.

Distributions of ordinary income dividends to Non-U.S. Shareholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits. Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Shareholder, and gain recognized by a Non-U.S. Shareholder upon the sale of Fund shares, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax. Different tax consequences may result if the Non-U.S. Shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a shareholder that is a foreign partnership or a foreign Fund, and such entities are urged to consult their tax advisors.

No U.S. source withholding taxes will be imposed on dividends paid by RICs to Non-U.S. Shareholders to the extent the dividends are properly reported as “interest related dividends” or “short-term capital gain dividends.” Under this exemption, interest related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a Non-U.S. Shareholder, and that satisfy certain other requirements. No assurance can be given as to the portion of the Fund’s dividends that will constitute interest related or short-term capital gain dividends.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax that the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a Non-U.S. Shareholder, distributions (both actual and deemed) and gains realized upon the sale of shares that are in each case effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons and for a corporate Non-U.S. Shareholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares may not be appropriate for certain Non-U.S. Shareholders.

Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to Non-U.S. Shareholders in respect of any amounts withheld. Non-U.S. Shareholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its U.S. Shareholders and Non-U.S. Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund, its U.S. Shareholders and Non-U.S. Shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

PLAN OF DISTRIBUTION

The Fund may offer up to $[ ] in aggregate initial offering price of common shares or Rights from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases, including existing shareholders in a Rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Fund’s dividend reinvestment plan. Each Prospectus Supplement relating to an offering of securities will state the terms of the offering, including:

  the names of any agents, underwriters or dealers;
  any sales loads or other items constituting underwriters’ compensation;
  any discounts, commissions, or fees allowed or paid to dealers or agents;
  the public offering or purchase price of the offered Securities and the net proceeds the Fund will receive from the sale; and
  any securities exchange on which the offered Securities may be listed.

Direct Sales

The Fund may sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Securities through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In connection with an offering of common shares, if a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional common shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time to one or more dealers who would purchase the Securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

The Fund may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

  An overallotment in connection with an offering creates a short position in the Securities for the underwriter’s own account.
  An underwriter may place a stabilizing bid to purchase the Securities for the purpose of pegging, fixing, or maintaining the price of the Securities.
  Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Securities by bidding for, and purchasing, Securities in the open market in order to reduce a short position created in connection with the offering.
  The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Securities originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase common shares remaining unsubscribed for after the Rights offering.

Any underwriters to whom the offered Securities are sold for offering and sale may make a market in the offered Securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Securities.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund and the Adviser against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, Inc. (“FINRA”) the maximum compensation to be received by any FINRA member or independent broker-dealer in connection with an offering of the Fund’s securities may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

SERVICING AGENT, TRANSFER AGENT, CUSTODIAN AND ADMINISTRATOR

Servicing Agent

Guggenheim Funds Distributors, LLC acts as servicing agent to the Fund. The Servicing Agent is located at 227 West Monroe Street, Chicago, IL 60606. Pursuant to a servicing agreement with the Fund, the Servicing Agent provides the Fund a variety of services, including (i) replying to requests for information concerning the Fund from shareholders or prospective shareholders, brokers or the public; (ii) aiding in the secondary market support of the Fund through regular written and oral communications with the Fund’s NYSE designated market maker, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information; (iii) coordinating and overseeing activities of the Fund’s administrator; (iv) developing and maintaining a website for the Fund and (v) overseeing, in consultation with, and as agreed by, Advent matters relating to the conduct and administration of meetings of the Board and committees thereof.

Transfer Agent

Computershare Trust Company, N.A. serves as the Fund’s transfer agent. Computershare Trust Company, N.A. is located at P.O. Box 30170, College Station, TX 77842.

Custodian

All securities owned by the Fund and all cash, including proceeds from the sale of securities in the Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, as custodian (the “Custodian”). The Custodian is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Administrator

MUFG Investor Services (US), LLC serves as the Fund’s Administrator. Pursuant to an administration agreement with the Fund, MUFG provides certain administrative, bookkeeping and accounting services to the Fund. MUFG is located at 805 King Farm Boulevard, Rockville, Maryland 20850.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, in connection with the offering of the common shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

FISCAL YEAR END AND REPORTS TO SHAREHOLDERS

The Fund’s fiscal year end is October 31.

As soon as practicable after the end of each calendar year, the Fund will furnish to common shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to common shareholders for tax purposes.

In addition, the Fund will prepare and transmit to common shareholders a semi-annual report and annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

[To be inserted]

$[ ]

Advent Convertible and Income Fund

Common Shares
Subscription Rights for Common Shares

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated July 23, 2024

ADVENT CONVERTIBLE AND INCOME FUND

__________________________
Statement of Additional Information

Advent Convertible and Income Fund (the “Fund”) is a diversified, closed-end management investment company.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective, and you could lose some or all of your investment.

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Prospectus for the Fund dated , 2024, and any related supplement to the Prospectus (each a “Prospectus Supplement”). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained, without charge, by calling the Fund at (800) 345-7999.

The Prospectus, any accompanying Prospectus Supplement and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated , 2024.

THE FUND

The Fund is a diversified, closed-end management investment company organized as a Delaware statutory trust.

THE FUND’S INVESTMENTS

The following information supplements the discussion of the Fund’s investments and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund’s principal investment strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Derivatives

The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivatives are financial instruments the value of which is derived from a reference instrument. The Fund may engage in a variety of derivatives transactions, including options, swaps, swaptions, futures contracts, options on futures contracts, forward currency contracts and options on forward currency contracts. The Fund may purchase and sell exchange-listed, centrally cleared and off-exchange derivatives. If a derivative is centrally cleared, a central clearing entity stands between the two parties to the trade as counterparty to each. The Fund may utilize derivatives that reference one or more securities, indices, commodities, currencies or interest rates. In addition, the Fund may utilize new techniques, transactions, instruments or strategies that are developed or permitted as regulatory changes occur. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial economic leverage and consequently substantial volatility.

There is no assurance that these derivative strategies will be available at any time, that the Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

As part of its strategy, the Fund may not sell “naked” call options on individual securities, (i.e., options representing more shares of the stock than are held in the portfolio). A call option written by the Fund on a security is “covered” if the Fund owns the security or instrument underlying the call or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above.

Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at a specific time or times during the term of the option. These strategies may produce a considerably higher return than the Fund’s primary strategy of covered call writing, but involve a higher degree of risk and potential volatility.

The Fund will write (sell) put options on individual securities only if the put option is “covered.” A put option written by the Fund on a security is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Adviser, as described above, equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser, as described above.

The Fund may sell put and call options on indices of securities. Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

Futures and Options on Futures. The Fund may buy, sell and write futures contracts that relate to: interest rates, credit instruments and related indices, volatility indices, credit-linked notes and individual stocks and stock indices.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

The Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may buy or write straddles, which consist of a call and a put option on the same futures contract. A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call futures option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put futures option, the opposite is true.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Swaps. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets.

Credit Default Swaps. The Fund may enter into credit default swap agreements and similar agreements. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a “basket” of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for delivery of an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years; provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Total Return Swaps. The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. The cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Currency Swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Swaptions. The Fund may enter into “swaptions,” which are options on swap agreements. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivatives, including, among others, counterparty risk, credit risk and leverage risk. There may be no established trading market for these securities.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Pursuant to amendments by the Commodity Futures Trading Commission (“CFTC”) to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are applicable to the Fund as a result of this status.

These trading restrictions permit the Fund to engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions; provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). If the Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

1940 Act Considerations. To the extent the terms of such transactions obligate the Fund to make payments, the Fund earmarks or segregates cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s financial leverage.

Rule 18f-4 under the 1940 Act, the Derivatives Rule, permits the Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Fund has adopted a derivatives risk management program which includes value-at-risk modeling, stress tests, backtests, and additional disclosures to the SEC in compliance with Rule 18f-4 under the 1940 Act. The requirements of the rule and the Fund’s derivatives risk management program may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the cost of such transactions, which could adversely affect the performance of the Fund.

Synthetic Investments

As an alternative to holding investments directly, the Fund may also obtain investment exposure to investments in which the Fund may invest directly through the use of derivative instruments. The Fund may utilize swaps, options, forwards, notional principal contracts or other derivative instruments to replicate, modify or replace the economic attributes associated with an investment in which the Fund may invest directly. To the extent that the Fund invests in synthetic investments with economic characteristics similar to convertible securities or other income producing securities investments, the value of such investments will be counted for purposes of the Fund’s policy of investing at least 80% of its Managed Assets in convertible securities or other income producing securities investments.

Contingent Convertible Securities

One type of convertible security in which the Fund may invest is contingent convertible securities, sometimes referred to as “CoCos.” CoCos are a form of hybrid debt security issued by banking institutions that are intended to either automatically convert into equity or have their principal written down upon the occurrence of certain “trigger events,” which may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements.

CoCos are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for such securities is evolving, it is uncertain how the larger market for CoCos would react to a trigger event, coupon cancellation, write-down of par value or coupon suspension (as described below) applicable to a single issuer. Following conversion of a CoCo, because the common stock of the issuer may not pay a dividend, investors in such securities could experience reduced yields or no yields at all.

Loss Absorption Risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. The liquidation value of a CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, CoCos may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Such conversion may be automatic.

Unpredictable Market Value Fluctuate. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Stressed, Distressed and Defaulted Investments

The Fund may invest in debt securities and other instruments of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes or similar proceedings or other stressed issuers. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to, (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

The Fund may invest in debt securities and other instruments that are in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy bankruptcy or other reorganization proceedings, during which the issuer might not make any interest or other payments.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which they may be sold may represent a substantial discount to what the Adviser believes to be their ultimate value.

Short-Term Fixed Income Securities

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National

Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
(3)	Repurchase agreements.
(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Adviser and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box”

without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

When Issued, Delayed Delivery Securities And Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities. The Fund may enter into transactions on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and generally no interest (or dividends) accrues to the Fund prior to the settlement date.

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Pay-In-Kind Securities

The Fund may invest pay-in-kind, or “PIK,” securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Zero Coupon Bonds

The Fund may invest in zero dividend preferred securities and zero coupon bonds. These are instruments that typically do not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its redemption or maturity, a holder receives the par value (or the accreted value) of the zero (rate) coupon security, which generates a return equal to the difference between the purchase price and its redemption or maturity value. A zero dividend preferred security or a zero coupon security is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its redemption or maturity. Because these securities and other OID instruments do not pay cash dividends or interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of stated par value of the instrument at its redemption or maturity, as well as the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero dividend preferred securities and zero coupon bonds, and OID instruments generally, allow an issuer to delay the need to generate cash to meet current dividend or interest payments (unless there is a prescribed accumulated funding of the payment), they may involve greater payment and credit risk than dividend or coupon securities that pay dividends or interest currently or in cash. In order to maintain its status as a regulated investment company (“RIC”), the Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not treated as a return of capital.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETN investments for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Depositary Receipts

The Fund’s investments in non-U.S. issuers may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges in off exchange markets, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Warrants and Rights

The Fund may invest in warrants or rights that entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Collateralized Loan Obligations

The Fund’s investments in non-convertible income securities may include investments in collateralized loan obligation (“CLO”) securities. A CLO vehicle generally is an entity that is formed to hold a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations. The loan obligations within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. The transaction documents relating to the issuance of CLO securities impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements.

A CLO issues various classes or “tranches” of securities. Each tranche has different payment characteristics and different credit ratings. These tranches are generally categorized as senior, mezzanine, or subordinated/equity, according to their degree of risk. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated tranche (often referred to as the “residual” or “equity” tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO. CLO securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO’s portfolio will generally determine the interest payments on CLO securities. Payments to holders of CLO securities are made in sequential order of priority. CLO securities may have floating interest rates or fixed interest rates. The rated tranches of CLO securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations.

The Fund currently intends to invest in the rated debt tranches of CLOs and does not currently intend to invest in the subordinated (or “residual” or “equity”) tranche.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. These restrictions provide that the Fund shall not:

(1)	invest 25% or more of the value of its Managed Assets in any one industry; provided that this limitation does not apply to government securities;
(2)	with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;
(3)	issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940 (the “1940 Act”), or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;
(4)	make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund’s investment objective and policies or the entry into repurchase agreements;
(5)	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;
(6)	purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; or
(7)	purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of the borrowing (i.e., the principal amount may not exceed 33 1 / 3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of the principal amount of its borrowing.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if the person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments apply only at the time a transaction is entered into.

Currently, under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where the loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

Currently, to the extent the Fund covers its commitment under a reverse repurchase agreement, derivative instrument or other borrowing instrument by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or by owning other positions covering its obligations, the instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions of the 1940 Act under an exemptive order of the SEC.

MANAGEMENT OF THE FUND

Board of Trustees

The information contained under the heading “Other Information—Trustees” in the Fund’s Annual Report is incorporated herein by reference.

Trustee Qualifications

The information contained under the heading “The Proposal: To Elect Trustees—Trustee Experiences, Qualifications, and Skills” in the Fund’s Proxy Statement is incorporated herein by reference.

Executive Officers

The information contained under the heading “Other Information—Officers” in the Fund’s Annual Report is incorporated herein by reference.

Board Leadership Structure

The information contained under the heading “The Proposal: To Elect Trustees—Board Leadership Structure” in the Fund’s Proxy Statement is incorporated herein by reference.

Board Committees

The information contained under the headings “The Proposal: To Elect Trustees—Board Committees” in the Fund’s Proxy Statement is incorporated herein by reference.

Board and Committee Meetings. During the Fund’s fiscal year ended October 31, 2023, the Board held four (4) meetings, the Fund’s Audit Committee held four (4) meetings, and the Fund’s Nominating and Governance Committee held four (4) meetings.

Board’s Role in Risk Oversight

The information contained under the heading “The Proposal: To Elect Trustees—Board’s Role in Risk Oversight” in the Fund’s Proxy Statement is incorporated herein by reference.

Remuneration of Trustees and Officers

The information contained under the heading “The Proposal: To Elect Trustees—Trustee Compensation” in the Fund’s Proxy Statement is incorporated herein by reference.

The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended October 31, 2023. The Fund is the only fund in the “Fund Complex.” The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Name	Aggregate Estimated Compensation from the Fund
INDEPENDENT TRUSTEES
Randall C. Barnes	$96,500
Daniel Black	$99,500
Derek Medina	$96,500
Ronald Nyberg	$94,500
Gerald L. Seizart	$94,500
Michael A. Smart	$94,500
Nancy E. Stuebe	$94,500
INTERESTED TRUSTEE
Tracy V. Maitland	$0

Trustee Share Ownership

As of December 31, 2023, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Fund beneficially owned equity securities of the Fund in the dollar range amounts specified below. The Fund is the only fund in the Fund Complex.

Name	Dollar Range of Equity Securities in the Fund
INDEPENDENT TRUSTEES:
Randall C. Barnes	Over $100,000
Daniel Black	Over $100,000
Derek Medina	$50,001-$100,000
Ronald Nyberg	Over $100,000
Gerald L. Seizart	Over $100,000
Michael A. Smart	$50,001-$100,000
Nancy E. Stuebe	$10,001-$50,000
INTERESTED TRUSTEE:
Tracy V. Maitland	Over $100,000

Indemnification of Officers and Trustees; Limitations on Liability

The Fund’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Adviser

Pursuant to an investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Fund pays the Adviser a management fee, payable monthly.

Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the day-to-day management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research.

The Investment Advisory Agreement had an initial term of two years and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act)

of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Advent is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. Pursuant to the Investment Advisory Agreement, Advent has granted the right to use the name “Advent” in the name of the Fund.

The table below sets forth information about the total management fees paid by the Fund to Advent.

Advisory Fees Paid to Advent

For the Fiscal Year Ended	Paid to Advent
October 31, 2023	$4,197,461 $4,716,909 $5,434,775
October 31, 2022
October 31, 2021

Portfolio Managers

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Annual Report is incorporated herein by reference.

Fund Administration Agreement

Fund administration services are provided to the Fund by MUFG Investor Services (US), LLC (“MUFG”), pursuant to a fund administration agreement between the Fund and MUFG. The Fund pays MUFG a contractual fund administration fee for these services, payable monthly at the annual rate set forth as a percentage of the average daily Managed Assets of the Fund in the table below.

Fund Administration Fee
Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Servicing Agreement

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (“GFD”) (the “GFD Servicing Agreement”), the Fund pays GFD a servicing fee of 0.21% of the average value of the Fund’s Managed Assets, payable monthly.

Under the terms of the GFD Servicing Agreement, GFD provides the Fund a variety of services, including (i) replying to requests for information concerning the Fund from shareholders or prospective shareholders, brokers or the public; (ii) aiding in the secondary market support of the Fund through regular written and oral communications with the Fund’s NYSE designated market maker, the closed-end fund analyst community and various information providers specializing in the dissemination of closed-end fund information; (iii) coordinating and overseeing activities of the Fund’s administrator; (iv) developing and maintaining a website for the Fund and (v) overseeing, in consultation with, and as agreed by, Advent matters relating to the conduct and administration of meetings of the Board and committees thereof.

The GFD Servicing Agreement remains in effect from year to year if approved annually by the Board of Trustees.

The GFD Servicing Agreement is terminable (a) by the Fund, without penalty, on thirty (30) days’ written notice, by a vote of a majority of the Fund’s Board of Trustees, or (b) on sixty (60) days’ written notice by GFD. The GFD Servicing Agreement shall automatically terminate in the event of its assignment as the term is defined in the 1940 Act. In addition, either party to the GFD Servicing Agreement may also terminate the GFD Servicing Agreement in the event the other party has materially breached the GFD Servicing Agreement in the event that the breach is not cured within ten (10) days after receipt by the breaching party of written notice of the breach.

The GFD Servicing Agreement provides that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GFD is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.

The Adviser will employ a variety of criteria in selecting brokers to execute trades for the account of the Fund, and will, at all times, seek best execution of such trades. The Adviser is responsible for selecting the broker or dealer used in each investment transaction for the Fund. When a transaction is effected on an exchange, the Adviser seeks to use brokers whose commissions it considers to be fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser also considers the relative creditworthiness of counterparties, including brokers and dealers, when choosing a broker or dealer as counterparty in respect of investment transactions.

The Adviser does not currently utilize “soft-dollar” arrangements, pursuant to which brokers provide research services to the Adviser in return for allocating brokerage transactions. However, the Adviser may from time to time receive or be offered research services from brokers at no stated cost or requirement to execute transactions, and may trade with such brokers.

Commissions Paid

The Fund paid approximately the following commissions to brokers during the fiscal years shown:

Fiscal Year Ended October 31:	All Brokers	Affiliated Brokers
2023	$191,572	$0
2022	$613,105	$0
2021	$236,222	$0

Fiscal Year Ended October 31, 2023 Percentages:
Commissions with affiliate to total Transactions:	0%
Value of Brokerage Transactions with affiliate to total transactions:	0%

During the fiscal period ended October 31, 2023, the Fund paid $191,572 in brokerage commissions on transactions totaling $648,072,562 to brokers selected primarily on the basis of research services provided to the Adviser.

TAX MATTERS

This section and the discussion in the Prospectus (see “Tax Matters”) provide a summary of certain U.S. federal income tax considerations generally applicable to the Fund, U.S. Shareholders (as defined in the Prospectus) and Non-U.S. Shareholders (as defined in the Prospectus) that acquire common shares (collectively, the “Shareholders”) and that hold such shares as capital assets within the meaning of the Internal Revenue Code of 1986, as amended

(the “Code”) (generally, property held for investment). This summary does not discuss the consequences of an investment in the Rights. The tax consequences of such an investment will be discussed in a relevant Prospectus Supplement. The discussion is based upon the Code, U.S. Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors should consult their tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of common shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.

As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders; provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) (the “Annual Distribution Requirement”). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year) (the “Excise Tax Avoidance Requirements”). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax in the taxable year ending within the calendar year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions will be taxable to the Shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate Shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Fund would generally be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year. The remainder of this discussion assumes that the Fund qualifies as a RIC.

Taxation of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable the Fund to maintain its RIC status.

If the Fund acquires shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Fund. Alternatively, the Fund can elect to mark to market at the end of each taxable year the Fund’s shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control. Under either election, the Fund may be required to recognize in a year income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

If the Fund holds 10% or more of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A U.S. shareholder, for this purpose, is any U.S. person that possesses (directly, indirectly or by attribution) 10% or more of the combined voting power or value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Shareholders such excess inclusion income will (i) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those Shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for Non-U.S. Shareholders even from tax treaty countries and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Code (which includes charitable remainder trusts), are Shareholders.

The Fund may invest a portion of its net assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. The Fund intends to address these and other issues, to the extent necessary, in order to seek to ensure that the Fund distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain credit securities acquired by the Fund may be treated as credit securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and, to the extent allocable to the Fund, is required to be distributed by the Fund in order to qualify as a RIC or avoid income or excise taxes on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt instrument matures. If the Fund purchases a debt instrument on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt instrument. Market discount generally accrues in equal daily installments.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund does not expect to be eligible to elect to “pass through” to Shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit allocable to it for foreign taxes paid by the Fund with respect to qualifying taxes.

Income from options on individual stocks written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund will generally recognize gain or loss depending on the exercise price of the option, the option premium, and the Fund’s tax basis in the security underlying the option. The character of any gain or loss on the sale of the underlying security as short-term or long-term capital gain or loss will depend on the holding period of the Fund in the underlying security. In general, distributions received by U.S. Shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from option writing activities of the Fund will be taxed to such U.S. Shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Taxation of U.S. Shareholders

The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to regular corporate income tax on such retained amount. In that event, the Fund may designate the retained amount as undistributed capital gain in a notice to its Shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) would be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) would be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) would increase its basis in its shares by the amount of undistributed capital gain included in such Shareholder’s gross income net of the tax deemed paid by such Shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Capital gain dividends are not eligible for the dividends received deduction.

Properly reported ordinary income dividends received by corporate Shareholders generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Fund and the corporate U.S. Shareholders. In the case of U.S. Shareholders who are individuals, any properly reported ordinary income dividends that you receive from the Fund will generally be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain qualified foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Dividend income from PFICs and, in general, dividend income from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Due to the nature of the Fund’s investments, the Fund does not expect that a significant portion of its distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Under Treasury regulations, for taxable years beginning before January 1, 2026, properly reported dividends paid by the Fund that are attributable to the Fund’s “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. Shareholders; provided that certain holding period and other requirements are met by the Shareholder and the Fund. There can be no assurance as to what portion, if any, of our distributions will qualify for such deduction. Subject to any future regulatory guidance to the contrary, any distribution attributable to income from the Fund’s investments in publicly traded partnerships, if any, will not qualify for the 20% deduction that could be available to a non-corporate U.S. Shareholder were the Shareholder to own such partnership interests directly.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-deferred return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares (assuming such shares are held as a capital asset). The amount of any Fund distribution that is treated as a return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, if any, and then to the Fund’s common shares.

U.S. Shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, Shareholders that have capital losses are urged to consult their tax advisers.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even as described above though economically it represents in part a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Except in the case of a redemption, the sale or other disposition of common shares (including in connection with a termination of the Fund) will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or other disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you recognize on a sale or other disposition of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

In general, a redemption of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution of cash (a) is “substantially disproportionate” with respect to the Shareholder, (b) results in a “complete redemption” of the Shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the Shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the Shareholder’s proportionate interest in the Fund and also requires the Shareholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption. A “complete redemption” of a Shareholder’s interest generally requires that all common shares and preferred shares of the Fund owned by such Shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the Shareholder’s proportionate interest in the Fund, which should result if the Shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common shares and preferred shares actually owned, as well as shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the redemption of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the transaction and the adjusted tax basis of the sold shares. If none of the tests described above are met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund. In addition, if the redemption of shares is treated as a “dividend” to a shareholder, a constructive dividend under certain provisions of the Code may result to a non-selling Shareholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such transaction.

Adjusted cost basis information for covered securities, which generally include shares of a RIC, must be reported to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at reduced maximum rates. The deductibility of capital losses is subject to limitations under the Code.

Certain U.S. Shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of common shares.

Ordinary income dividends, capital gain dividends, and gain on the disposition of shares also may be subject to state, local or foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Taxation of Non-U.S. Shareholders

The following discussion only applies to Non-U.S. Shareholders. Whether an investment in Fund shares is appropriate for a Non-U.S. Shareholder will depend upon that Non-U.S. Shareholder’s particular circumstances. An investment in shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in our shares.

A Non-U.S. Shareholder generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a Non-U.S. Shareholder in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the Non-U.S. Shareholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Dividends properly reported by the Fund are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Shareholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax that the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons and for a corporate Non-U.S. Shareholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares may not be appropriate for certain Non-U.S. Shareholders.

In addition, withholding at a rate of 30% is required on dividends in respect of shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. The Fund will not pay any additional amounts to Shareholders in respect of any amounts withheld. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Shareholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.

GENERAL INFORMATION

Proxy Voting Policy and Procedures and Proxy Voting Record

The Adviser will be responsible for voting proxies on securities held in the Fund’s portfolio. The Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended October 31 will be available without charge, upon request, by calling (800) 345-7999 or by visiting the Fund’s website at www.guggenheiminvestments.com/cef/fund/avk. This information is also available on the SEC’s website at www.sec.gov.

Principal Shareholders

As of the date of this SAI, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of equity securities of the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm of the Fund. The independent registered public accounting firm is expected to render an opinion annually on the financial statements and financial highlights of the Fund.

The Fund’s audited financial statements and financial highlights appearing in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2023, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, have been incorporated by reference in this SAI in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Codes of Ethics

The Fund and the Adviser each have adopted its own code of ethics. The codes of ethics sets forth restrictions on the trading activities of Trustees/directors, officers and employees of the Fund, the Adviser and their affiliates, as applicable. The codes of ethics of the Fund and the Adviser are on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Where You Can Find More Information

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Statement of Additional Information constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This Statement of Additional Information omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Securities offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

The Fund will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI, the Prospectus or any accompanying Prospectus Supplement. You may request such information by calling (800) 345-7999 or by writing to Guggenheim Funds Distributors, LLC at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s Prospectus, SAI and any incorporated information will also be available from the Fund’s website www.guggenheiminvestments.com/cef/fund/avk. Information contained on the Fund’s website is not incorporated by reference into this SAI, the Prospectus or any Prospectus Supplement and should not be considered to be part of this SAI, the Prospectus or any Prospectus Supplement.

Incorporation by Reference

This Statement of Additional Information is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, are incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

•	the Fund’s Statement of Additional Information, dated , 2024, filed with this Prospectus (“SAI”);
•	the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2023, filed with the SEC on December 29, 2023 (“Annual Report”);
•	the Fund’s Semi-Annual Report on Form N-CSRS for the period ended April 30, 2024, filed with the SEC on July 3, 2024 (“Semi-Annual Report”);
•	the financial highlights contained within the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2018, filed with the SEC on January 4, 2019;
•	the Fund’s definitive proxy statement on Schedule 14A for its 2023 annual meeting of shareholders, filed with the SEC on August 18, 2023 (“Proxy Statement”); and
•	the Fund’s description of common shares contained in its Registration Statement on Form 8-A (File No. 001-31663) filed with the SEC on April 10, 2003.

To obtain copies of these filings, see “General Information—Where You Can Find More Information.”

FINANCIAL STATEMENTS

The Fund’s audited financial statements and financial highlights appearing in the Fund’s Annual Report to shareholders for the year ended October 31, 2023, including accompanying notes thereto and the report of PricewaterhouseCoopers LLP thereon, as contained in the Fund’s Form N-CSR filed with the SEC on December 29, 2023, are incorporated by reference in this Statement of Additional Information.

The Fund’s unaudited financial statements and financial highlights appearing in the Fund’s Semi-Annual Report to shareholders for the period ended April 30, 2024, including accompanying notes thereto, as contained in the Fund’s Form N-CSRS filed with the SEC on July 3, are incorporated by reference in this Statement of Additional Information.

Shareholder reports are available upon request and without charge by calling (800) 345-7999 or by writing to Guggenheim Funds Distributors, LLC at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa        Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa          Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A            Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa         Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba           Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B             Obligations rated B are considered speculative and are subject to high credit risk.

Caa          Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

P-1       Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2       Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3       Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP       Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A brief description of the applicable Standard & Poor’s rating symbols and their meanings (as published by S&P Global Ratings) follows:

Issue Credit Ratings Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	The nature of and provisions of the financial obligation, and the promise we impute; and
•	The protection afforded by, and relative position of, the obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business,

financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	NR indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C             A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Fitch Ratings

Long-Term Credit Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B:	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:	Substantial credit risk. Default is a real possibility.

CC:	Very high levels of credit risk. Default of some kind appears probable.

C:	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•	the formal announcement by the issuer or their agent of a distressed debt exchange;
•	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•	has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up,
•	has not otherwise ceased operating. This would include:
o	the selective payment default on a specific class or currency of debt;
o	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
o	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D:	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

“Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgement, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B

PROXY VOTING POLICIES
FOR THE ADVENT-ADVISED FUNDS

ADVENT CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES

A.       Voting Policy

It is the policy of Advent that in every case where Advent is presented with the opportunity to exercise voting authority with respect to a Client’s Securities, Advent will vote all Securities held by the Client in the best interest of the Client unless under the facts and circumstances the Chief Compliance Officer determines that voting is not reasonably practicable (such as, but not limited to, where English-language translations of proxy materials are not available).

Advent believes the best interest of the Client means the Client’s best economic interests over the long-term – that is, the interest of the Client in seeing the value of its investment increase over time. Advent generally invests in a company only if Advent believes that the company’s management seeks to serve shareholders’ best interests. As a result, Advent believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and Clients’ best interests.

In the case of social issue proxy proposals, which often range from divestment from geographical or industrial representation to environmental or other matters, it is the policy of Advent that the merit of the social issues should not take precedence over financial ones. Advent will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

B.       Duty to Vote Proxies

Advent acknowledges that it is part of its fiduciary duty to its Clients to vote Client proxies, except in cases in which the cost of doing so, in the opinion of Advent, would exceed the expected benefits to the Client. This may be particularly true in the case of non-U.S. Securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include, but are not limited to: (1) proxy statements and ballots being written in a language other than English; (2) untimely and/or inadequate notice of shareholder meetings; (3) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (4) requirements to vote proxies in person; (5) the imposition of restrictions on the sale of the Securities for a period of time in proximity to the shareholder meeting; and (6) requirements to provide local agents with power of attorney to facilitate Advent’s voting instructions. Accordingly, Advent may conduct a cost-benefit analysis in determining whether to attempt to vote its Clients’ shares at a non-US company’s meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit Advent believes its Clients will derive by voting on the company’s proposal, Advent may decide not to attempt to vote at the meeting.

C.       Voting Procedure

Advent does not take investment positions outside of the Clients it manages and therefore does not anticipate a situation where there would be a conflict between maximizing long-term investment returns for Clients and interests of Advent. If such a situation should arise involving a Public Security, the Compliance Committee will independently review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client. The Compliance Committee may also determine whether the conflict of interest involving the Public Security will be disclosed to the Clients (and/or Investors) and whether to obtain consent prior to voting.

B-1

The Investment Team will identify a staff member who is responsible for voting proxies, and in the absence of that person, the General Counsel or another individual designated by the Chief Administrative Officer will vote proxies. In deciding how to vote a proxy, these persons are permitted but not required to consult with appropriate members of the Investment Team. They may also consult with the Chief Financial Officer and such other Persons as they deem advisable.

Although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on Advent’s ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person. Such proxies are voted on a best-efforts basis given the above logistical problems.

D.       Disclosure to Clients

Advent will disclose the Proxy Voting Procedures to its Clients. Advent’s disclosure will consist of a “concise summary” of its proxy voting policies and procedures. This disclosure will also tell Clients how to get a complete copy of Advent’s Proxy Voting Procedures. The proxy voting disclosure will be provided to existing Clients. Advent will provide any Client, upon written request, with a tabulation of how such Client’s proxies were voted by Advent.

B-2

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)       Financial Statements

Part A – Financial highlights for the Registrant:

•	Fiscal years ended October 31, 2023, 2022, 2021, 2020 and 2019 are incorporated by reference to the Registrant’s Annual Report to shareholders for the year ended October 31, 2023, as contained in the Registrant’s Form N-CSR filed with the SEC on December 29, 2023.
•	Fiscal years ended October 31, 2018, 2017, 2016, 2015 and 2014 are incorporated by reference to the Registrant’s Annual Report to shareholders for the year ended October 31, 2018, as contained in the Registrant’s Form N-CSR filed with the SEC on January 4, 2019.

Part B - Incorporated by reference in the Statement of Additional Information included herein are the Registrant’s audited financial statements for the fiscal year ended October 31, 2023, notes to such financial statements and the report of independent registered public accounting firm thereon, as contained in the Fund’s Form N-CSR filed with the Securities and Exchange Commission on December 29, 2023.

Incorporated by reference in the Statement of Additional Information included herein are the Registrant’s unaudited financial statements for the period ended April 30, 2024, and notes to such financial statements, as contained in the Fund’s Form N-CSRS filed with the Securities and Exchange Commission on July 3, 2024.

(2)       Exhibits

(a)	(i)	Agreement and Declaration of Trust of Registrant(1)
(ii)	Certificate of Amendment to the Agreement and Declaration of Trust of Registrant, dated September 20, 2005(*)
(iii)	Certificate of Amendment to the Agreement and Declaration of Trust of Registrant, dated June 18, 2019(*)
(b)	Third Amended and Restated By-Laws of Registrant(4)
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan of Registrant(2)
(f)	Not applicable
(g)	Investment Management Agreement between Registrant and Advent Capital Management, LLC(2)
(h)	Form of Underwriting/Sales/Dealer Manager Agreement(+)
(i)	Not applicable
(j)	(i)	Custodian Agreement between the Registrant and The Bank of New York Mellon, dated May 2, 2003(3)
(ii)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon, dated May 2, 2003(3)
(k)	(i)(1)	Transfer Agency and Service Agreement between the Registrant and Computershare Inc., dated December 1, 2015(3)
(2)	Fee and Service Schedule for Stock Transfer Services between the Registrant and Computershare Inc., dated December 1, 2015(3)
(3)	First Amendment to the Transfer Agency and Service Agreement between Registrant and Computershare Inc., dated March 20, 2017(3)

(ii)	(1)	Fund Administration Agreement between Registrant and MUFG Investor Services (US) LLC, dated June 20, 2013(3)
(2)	Amendment to the Fund Administration Agreement between the Registrant and MUFG Investor Services (US), LLC, dated September 28, 2016(3)
(iii)	(1)	Fund Accounting Agreement between the Registrant and The Bank of New York Mellon, dated May 2, 2003(3)
(2)	Addendum to the Fund Accounting Agreement between the Registrant and The Bank of New York Mellon, dated June 20, 2003(3)
(iv)	Servicing Agreement between the Registrant and Guggenheim Funds Distributors, LLC, dated March 18, 2018(3)
(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(**)
(m)	Not applicable
(n)	Consent of PricewaterhouseCoopers LLP(*)
(o)	Not applicable
(p)	Subscription Agreement(2)
(q)	Not applicable
(r)	(i)	Code of Ethics of the Registrant(*)
(ii)	Code of Ethics of the Adviser(*)
(s)	Calculation of Filing Fee Table(*)
(t)	Power of Attorney(*)
(z)	(i)	Form of Prospectus Supplement for Common Shares Offering(*)
(iii)	Form of Prospectus Supplement for Common Rights Offering(*)

___________

(*)           Filed herewith.

(**)         To be filed by pre-effective amendment.

(+)           To be filed by post-effective amendment.

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-103329 and 811-21309) filed on April 3, 2003.
(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File Nos. 333-103329 and 811-21309) filed on April 28, 2003.
(3)	Incorporated by reference to Registrant’s Registration Statement on Form N-14 (File No. 333-224258) filed on April 12, 2018.
(4)	Incorporated by reference to Registrant’s Current Report on Form 8-K (File No. 811-21309) filed on November 4, 2019.

Item 26. Marketing Arrangements

Reference is made to Exhibit (h) to this Registration Statement to be filed by post-effective amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Printer/Edgar Filer	$ [ ]
Legal Counsel	$ [ ]
NYSE Fee	$ [ ]
SEC Fees	$ [ ]
FINRA Fees	$ [ ]
Independent Registered Public Accounting Firm	$ [ ]
Miscellaneous	$ [ ]
Total	$ [ ]

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Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29. Number of Holders of Securities

Title of Class	Number of Record Shareholders as of June 28, 2024

Common shares of beneficial interest, par value $0.001 per share	94

Item 30. Indemnification

Reference is made to Article V of the Registrant’s Amended and Restated Agreement and Declaration of the Registrant, which provides as follows:

5.1       No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2       Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

C-iii

(b)       Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)       The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)       The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

(e)       Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons; provided that such indemnification has been approved by a majority of the Trustees.

5.3       No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4       No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5       Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

C-iv

Reference is made to Section 8 and Section 9 of the Investment Management Agreement, between the Registrant and the Adviser, as filed as Exhibit (g) hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Adviser

Advent Capital Management, LLC, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-60263).

Item 32. Location of Accounts and Records

The Fund’s accounts, books, and other documents are currently located at the offices of Advent Capital Management, LLC, 888 Seventh Avenue, 31st Floor, New York, New York 10019, at the offices of The Bank of New York, 101 Barclay Street, New York, New York 10286 and at the offices of Guggenheim Funds Distributors, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.       Not applicable.

3.       Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price

C-v

set forth in the “Calculation of Filing Fee Tables” in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)       if the Registrant is relying on Rule 430B

(A)       Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)       Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)       If the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided,

C-vi

however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)        any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)        free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)        the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)        any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

5.	Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	Not applicable.
7.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

C-vii

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 23rd day of July, 2024.

ADVENT CONVERTIBLE AND INCOME FUND

By: _/s/ Tracy V. Maitland__________________

Tracy V. Maitland

President and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 23rd day of July, 2024.

Principal Executive Officer:

/s/ Tracy V. Maitland_________ Tracy V. Maitland	Trustee, President and Chief Executive Officer
Principal Financial Officer:

/s/ Robert White_________ Robert White	Chief Financial Officer and Treasurer
Trustees:
*________ Randall C. Barnes	Trustee
*_________ Daniel L. Black	Trustee
*_________ Derek Medina	Trustee
*_________ Ronald A. Nyberg	Trustee
*________ Gerald L. Seizert	Trustee
*________ Michael A. Smart	Trustee
*_________ Nancy E. Stuebe	Trustee
*	Signed by Tony Huang, an attorney-in-fact, pursuant to a power of attorney filed herewith.

By: /s/ Robert White_________

Robert White
Attorney-In-Fact
July 23, 2024

C-viii

Exhibit List

(a) (ii)	Certificate of Amendment to the Agreement and Declaration of Trust of Registrant
(a) (iii)	Certificate of Amendment to the Agreement and Declaration of Trust of Registrant
(n)	Consent of PricewaterhouseCoopers LLP
(r) (i)	Code of Ethics of the Registrant
(r) (ii)	Code of Ethics of the Adviser
(s)	Calculation of Filing Fee Table
(t)	Power of Attorney
(z) (i)	Form of Prospectus Supplement for Common Shares Offering
(z) (ii)	Form of Prospectus Supplement for Common Rights Offering